UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 17, 2017 (May 12, 2017)

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)          The Company’s Annual Meeting was held on May 12, 2017.  The matters voted on and the results of the vote were as follows.

(b)          The Company’s stockholders voted on the matters set forth below.

1.	Charles A. Bancroft, John P. Bilbrey, John T. Cahill, Ian Cook, Helene D. Gayle, Ellen M. Hancock, C. Martin Harris, Lorrie M. Norrington, Michael B. Polk, and Stephen I. Sadove were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles A. Bancroft	653,683,568	2,039,782	1,300,432	102,163,750
John P. Bilbrey	653,277,677	2,050,437	1,695,668	102,163,750
John T. Cahill	639,093,906	15,917,575	2,012,301	102,163,750
Ian Cook	630,366,666	19,948,080	6,709,036	102,163,750
Helene D. Gayle	643,767,327	11,592,413	1,664,042	102,163,750
Ellen M. Hancock	636,721,881	18,735,565	1,566,336	102,163,750
C. Martin Harris	649,120,776	6,008,483	1,894,523	102,163,750
Lorrie M. Norrington	652,861,444	2,334,020	1,828,312	102,163,750
Michael B. Polk	650,521,692	4,750,960	1,751,130	102,163,750
Stephen I. Sadove	639,298,125	15,955,480	1,770,177	102,163,750

2.	The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
745,690,352	11,870,114	1,627,066	0

3.	A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
603,873,429	45,818,239	7,332,114	102,163,750

4.	A non-binding advisory vote on the frequency of future stockholder advisory votes on the Company’s executive compensation was held and the frequency that received the most votes was one year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
600,601,006	2,663,018	51,295,707	2,464,051	102,163,750
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After considering the preference of the majority of the Company’s stockholders for a frequency of every year, the Company’s Board of Directors determined, at a meeting held on May 12, 2017, that the Company will hold a non-binding advisory vote on the compensation of its named executive officers on an annual basis until the next non-binding advisory vote on the frequency of future advisory votes on executive compensation is held.

5.	A stockholder proposal regarding a 15% threshold to call special shareowner meetings was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
287,699,977	365,182,578	4,141,227	102,163,750
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 17, 2017	By:	/s/ Jennifer M. Daniels
Name:	Jennifer M. Daniels
Title:	Chief Legal Officer and Secretary
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